SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 25, 2003
                ------------------------------------------------
               (Date of Report - date of earliest event reported)

                                   XDOGS, INC.
                                   -----------
               (Exact name of registrant as specified in charter)



            Nevada                    1-12850                    84-1168832
 ------------------------------      ----------               -----------------
(State or other jurisdiction of     (Commission              (IRS Employer
 incorporation or organization)      File No.)               Identification No.)

            126 North Third Street, Suite 407, Minneapolis, MN 55401
                     --------------------------------------
                    (Address of principal executive offices)


                                  612-359-9020
                                  ------------
              (Registrant's telephone number, including area code)



              ----------------------------------------------------
                            (Former Name and Address)

Only Item 5 is applicable. All other Items are not applicable and are therefore omitted.

Item 5. Other Events.
---------------------

     On August 7, 2003, XDOGS signed a non-binding letter of intent to acquire Kathrine Baumann, LLC ("KB"), a California limited liability company. XDOGS and KB have mutually agreed not to proceed with the proposed acquisition.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  November 25, 2003

                                            XDOGS, INC.



                                            By:  /s/  Kent A. Rodriguez
                                               --------------------------------
                                                      Kent A. Rodriguez
                                                      Chief Executive Officer